Exhibit 10.2

MONARCH INVESTMENT PROPERTIES, INC.
1801 N. Military Trail
Suite 203
Boca Raton, Florida 33431

(561) 391-6117	jjfn@prodigy.net	FAX: (561) 391-6187

March 13, 2009

VIA E-MAIL, FACSIMILE & US MAIL

Kent Curran, President
All American Home Products, LLC
2659 NE 9th Avenue
Cape Coral, Florida 33909

          Re:     Monarch AAHP Merger Agreement

Dear Kent:

          As you are aware our closing is scheduled to take place “on or before 30 days after the company filed its definitive Information Statement with the S.E.C.”, which is March 19, 2009.

          We are ready, willing and able to close on or before March 19, 2009.

          Please confirm that you are able to close on March 19, 2009 and provide us with a status as soon as possible. Thank you.

Very truly yours,

/s/ David Miller
David Miller
President

cc:	Todd Waggoner, CFO
Andrew Telsey, Esq.
Bruce Rosetto, Esq.
Glenn B. Meyers, CPA

Todd Waggoner, CFO
All American Home Products, LLC
2659 NE 9th Avenue
Cape Coral, Florida 33909

Andrew Telsey, Esq.
12835 E. Arapahoe Road
Tower I, Penthouse
Englewood, CO 80112

Bruce Rosetto, Esq.
Greenberg Traurig, P.A.
5100 Town Center Circle/Suite 400
Boca Raton, Florida 33486